Jennison Small Company Fund, Inc.

Supplement dated July 20, 2007 to the Prospectus dated December 1, 2006

This supplement amends the Fund’s Prospectus dated December 1, 2006 (the “Prospectus”). This supplement is in addition to any existing supplement to the Fund’s Prospectus and amends and replaces the prior supplement dated March 12, 2007 to the Fund’s Prospectus.

As of the close of business on April 27, 2007, Jennison Small Company Fund, Inc. (the “Fund”) was closed to most new investors, subject to certain exceptions.   Effective as of the close of business on September 21, 2007, the Fund will implement additional limitations for purchases of Fund shares by new investors. As always, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund.  Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.

Generally, existing shareholders of the Fund (i.e., shareholders of the Fund as of the close of business on April 27, 2007) and new shareholders of the Fund (i.e., shareholders of the Fund who were permitted to purchase their initial shares in the Fund after April 27, 2007 pursuant to certain exceptions), that have remained invested in the Fund as of the close of business on September 21, 2007, may continue to make additional investments in the Fund by subsequent purchases (including automatic investment plans), exchanges and dividend or capital gains reinvestments. Such existing and new shareholders include, but are not limited to, shareholders who own Fund shares in omnibus accounts, certain group retirement plans and certain wrap programs.

Investors (including investors who may purchase Fund shares in omnibus accounts, certain group retirement plans and certain wrap programs) who did not own shares of the Fund as of April 27, 2007 and eligible investors who did not purchase shares of the Fund prior to the close of business on September 21, 2007 generally will not be allowed to buy shares of the Fund after the close of business on September 21,2007, except that the following new investors will be allowed to purchase Fund shares after September 21, 2007:

•	Eligible investors who are exercising their one-time 90-day repurchase privilege in the Fund.
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Members of the Fund’s investment team, upon prior approval by the senior management teams of Prudential Investments LLC (“PI”), the Fund’s Manager, and Jennison Associates LLC (“Jennison”). PI and Jennison encourage their employees, particularly members of the Fund’s investment team, to own shares of the Fund.

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Investors who participate in certain group retirement plans and wrap programs that offered the Fund as an investment option as of April 27, 2007 or were permitted to offer the Fund as an investment option after April 27, 2007, and such plan continues to offer the Fund as an option after September 21, 2007.

The Fund may resume sales of shares to all eligible investors at a future date if PI determines it appropriate and if the Fund’s Board of Directors approves of such sales.

LR00139